Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C., SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of China Dredging Group Co., Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer of the Company hereby certifies pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of China Dredging Group Co., Ltd.

Date: December 15, 2011	By:	/s/ Xinrong Zhuo
Xinrong Zhuo
Chief Executive Officer
(Principal Executive Officer)